THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Non U.S. Subscribers)

TO: FSONA SYSTEMS CORP. (the "Company")
11120 Horseshoe Way, Suite 140
Richmond, British Columbia
Canada

Purchase of Units

1. SUBSCRIPTION

1.1 The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase 500'000 units (the "Units") at a price of $0.50 per Unit (such subscription and agreement to purchase being the "Subscription"), for an aggregate purchase price of $250'000 (the "Subscription Proceeds"), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2 Each Unit will consist of one common share in the capital of the Company (each, a "Share") and one common share purchase warrant (each, a "Warrant") subject to adjustment. Each Warrant shall be non-transferable. Each whole Warrant shall entitle the holder thereof to purchase one share of common stock in the capital of the Company (each, a "Warrant Share"), as presently constituted, for a period of two years commencing from the Closing (as defined hereafter), at a price per Warrant Share of $0.50. Certificates representing the Warrants will be in the form attached as Exhibit A. The Shares, Warrants and Warrant Shares are referred to as the "Securities".

1.3 The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Units. Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

1.4 Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2. PAYMENT

2.1 The Subscription Proceeds must accompany this Subscription and shall be wired directly to the Company in accordance with the wire instructions to be provided by the Company to the Subscriber.

2.2 The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith may be held by the Company's lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason at its sole discretion within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3 Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares and Warrants have been issued to the Subscriber.

3. DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1 The Subscriber must complete, sign and return to the Company:

(a) two (2) executed copies of this Subscription Agreement; and

(b) if the Subscriber is investing less than CDN$150,000, a National Instrument 45-106 ("NI 45-106") Questionnaire in the form attached as Exhibit B (the "Questionnaire").

3.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board, stock exchanges and applicable law.

4. CLOSING

4.1 Closing of the offering of the Units (the "Closing") shall occur on or before September 30, 2007, or on such other date as may be determined by the Company (the "Closing Date"). The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares and the Warrants to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5. ACKNOWLEDGEMENTS OF SUBSCRIBER

5.1 The Subscriber acknowledges and agrees that:

(a) none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as defined herein), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b) the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c) the Subscriber has received and carefully read this Subscription Agreement;

(d) if the Subscriber is resident in Canada, by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in NI 45-106, as adopted by the British Columbia Securities Commission (the "BCSC");

(e) the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (the "SEC") in compliance, or intended compliance, with applicable securities legislation (collectively, the "Public Record");

(f) there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;

(g) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(h) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(i) all of the information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(j) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Questionnaire, if applicable, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement or the Questionnaire, if applicable;

(k) the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire, if applicable, or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(l) the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(m) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

  (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii) applicable resale restrictions;

(n) in addition to resale restrictions imposed under U.S. securities laws, there may be additional restrictions on the Subscriber's ability to resell the Securities under applicable provincial securities legislation and National Instrument 45-102 ("NI 45-102");

(o) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board;

(p) the resale of any of the Securities in Canada is restricted except pursuant to an exemption from applicable provincial securities legislation;

(q) the Company has advised the Subscriber (if resident in Canada) that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to sell the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by applicable provincial securities legislation including statutory rights of rescission or damages, will not be available to the Subscriber;

(r) the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(s) none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

(t) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or has reviewed any documents in connection with the sale of the Securities hereunder;

(u) the Company will refuse to register the transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

(v) there is no government or other insurance covering any of the Securities;

(w) the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(x) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(y) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason whatsoever.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a) the Subscriber is not a U.S. Person;

(b) the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(c) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

(d) the sale of the Securities to the Subscriber as contemplated by the delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber's jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(e) the Subscriber:

(i) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the acquisition of the Securities;

(ii) the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii) the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

(iv) the purchase of the Securities by the Subscriber does not trigger:

A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

B. any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

the Subscriber will, if requested by the Company, deliver to the Company and the Agent a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(g) if applicable, all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(h) the Subscriber is purchasing the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(i) the Subscriber is outside the United States when receiving and executing this Subscription Agreement;

(j) the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of one year after the date of original issuance of the Securities (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(k) the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(l) the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(m) the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(n) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(o) the Subscriber has received and carefully read this Subscription Agreement;

(p) the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Securities and the Company;

(q) the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

(r) the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and the Questionnaire, if applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(s) the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(t) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(u) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(v) the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(w) the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(x) the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(y) the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(z) no person has made to the Subscriber any written or oral representations:

   (i) that any person will resell or repurchase any of the Securities;

   (ii) that any person will refund the purchase price of any of the Securities;

   (iii) as to the future price or value of any of the Securities; or

   (iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any

of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

6.2 In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

7. REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7.1 The Subscriber acknowledges that the representations and warranties contained herein and in the Questionnaire, if applicable, are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein and in the Questionnaire, if applicable, are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8. RESALE RESTRICTIONS

8.1 The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Securities have not been registered under the 1933 Act of the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

9. BRITISH COLUMBIA RESALE RESTRICTION

9.1 The Subscriber acknowledges that the Securities are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the Securities Act (British Columbia) (the "BC Act") and the rules made thereunder.

9.2 Pursuant to NI 45-102, as adopted by the BCSC, a subsequent trade in the Securities will be a distribution subject to the prospectus and registration requirements of applicable provincial securities legislation (including the BC Act) unless certain conditions are met, which conditions include a hold period (the "Canadian Hold Period") that shall have elapsed from the date on which the Securities were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Securities are to be imprinted with a restrictive legend (the "Canadian Legend").

9.3 By executing and delivering this Subscription, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Subscriber.

9.4 As a consequence, the Subscriber will not be able to rely on the resale provisions of NI 45-102, and any subsequent trade in any of the Securities during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such provincial securities legislation.

10. ACKNOWLEDGEMENT AND WAIVER

10.1 The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Public Record. The Subscriber hereby waives, to the fullest extent

permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

11. LEGENDING OF SUBJECT SECURITIES

11.1 The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

> THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

11.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12. COLLECTION OF PERSONAL INFORMATION

12.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber's personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

13. COSTS

13.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

14. GOVERNING LAW

14.1 This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the Province of British Columbia.

15. SURVIVAL

15.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

16. ASSIGNMENT

16.1 This Subscription Agreement is not transferable or assignable.

17. EXECUTION

17.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

18. SEVERABILITY

18.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

19. ENTIRE AGREEMENT

19.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

20. NOTICES

20.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 11 of this Subscription Agreement and notices to the Company shall be directed to the address on page 1 of this Subscription Agreement.

21. COUNTERPARTS

21.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

DELIVERY AND REGISTRATION INSTRUCTIONS

1. Delivery - please deliver the Share certificates to:

   BANK SARASIN & CO.LTD.____________________

   LÖWENSTRASSE 44, 8001 ZURICH / SWITZERLAND____________________

2. Registration - registration of the certificates which are to be delivered at closing should be made as follows:

   AFFAIRES FINANCIERES S.A.____________________
   (name)

   NÜSCHELERSTRASSE 44, 8001 ZURICH / SWITZERLAND____________________
   (address)

The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

AFFAIRES FINANCIERES S.A.__________
(Name of Subscriber -- Please type or print)

J.-P. STERN W. WAGEMANN
(Signature and, if applicable, Office)

NÜSCHELERSTRASSE 44__________
(Address of Subscriber)

8001 ZURICH__________
(City, State or Province, Postal Code of Subscriber)

SWITZERLAND__________
(Country of Subscriber)

ACCEPTANCE

The above-mentioned Subscription Agreement in respect of the Securities is hereby accepted by FSONA SYSTEMS CORP.

DATED at Richmond BC, the 14th day of November, 2007.

FSONA SYSTEMS CORP.

Per: ____________________________
Authorized Signatory

ACCEPTANCE

The above-mentioned Subscription Agreement in respect of the Securities is hereby accepted by FSONA SYSTEMS CORP.

DATED at ________________________, the _______ day of __________________, 2007.

FSONA SYSTEMS CORP.

Per: ________________________________
Authorized Signatory

EXHIBIT A

FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES, NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE, HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

Warrant No. ___________

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT ___________ (___________ TIME) ON _________________, _______.

SHARE PURCHASE WARRANTS TO PURCHASE COMMON SHARES OF

FSONA SYSTEMS CORP.

THIS IS TO CERTIFY THAT __________________, (the "Holder") of _______________, has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to _____________ fully paid and non-assessable common shares (the "Shares") in the capital of Fsona Systems Corp. (hereinafter called the "Company") on or before _______ p.m. (_________ time) on __________________, ________ (the "Expiry Date") at a price per Share of US$0.50 (the "Exercise Price") on the terms and conditions attached hereto as Appendix A (the "Terms and Conditions").

1. ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS ________________ WARRANTS.

2. These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3. Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this _______ day of _____________, 2007.

FSONA SYSTEMS CORP.

Per: ________________________________
Authorized Signatory

APPENDIX A

TERMS AND CONDITIONS dated _______________, 2007, attached to the Warrants issued by Fsona Systems Corp.

1. **INTERPRETATION**

1.1 Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a) "Company" means Fsona Systems Corp. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter "Company" will mean such successor corporation;

(b) "Company's Auditors" means an independent firm of accountants duly appointed as auditors of the Company;

(c) "Director" means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d) "herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section," followed by a number refer to the specified Article or Section of these Terms and Conditions;

(e) "person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(f) "shares" means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(g) "Warrant Holders" or "Holders" means the holders of the Warrants; and

(h) "Warrants" means the warrants of the Company issued and presently authorized and for the time being outstanding.

1.2 Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3 Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.4 Applicable Law

The Warrant and the terms hereof are governed by the laws of the Province of British Columbia. The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

2. ISSUE OF WARRANTS

2.1 Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

2.2 Warrants to Rank *Pari Passu*

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank *pari passu* whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

2.3 Issue in substitution for Lost Warrants

(a) In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(b) The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

2.4 Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof as a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3. NOTICE

3.1 Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder's Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

3.2 Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other

electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

Fsona Systems Corp.
11120 Horseshoe Way, Suite 140
Richmond, British Columbia
Canada

Attention: President
Fax No. (604) 273-6333

with a copy, which shall not constitute notice, to:

Clark Wilson LLP
Barristers and Solicitors
800 – 885 West Georgia Street
Vancouver, British Columbia
Canada V6C 3H1

Attention: Virgil Z. Hlus
Fax: (604) 687-6314

4. EXERCISE OF WARRANTS

4.1 Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto and a bank draft or certified cheque payable to the Company for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3.2.

4.2 Effect of Exercise of Warrants

(a) Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b) Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

4.3 Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

4.4 Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

4.5 Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

4.6 Time of Essence

Time will be of the essence hereof.

4.7 Subscription Price

Each Warrant is exercisable at a price per share (the "Exercise Price") of US$0.50. One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

4.8 Adjustment of Exercise Price

(a) The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

(i) If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

(ii) In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a "Reorganization"), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company's resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4.8(a)(ii).

(b) The adjustments provided for in this Section 4.8 are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

4.9 Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.8, such questions will be conclusively determined by the Company's Auditors, or, if they decline to so act any other firm of certified public accountants in the United States of America that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5. WAIVER OF CERTAIN RIGHTS

5.1 Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

6. MODIFICATION OF TERMS, ETC.

6.1 Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

6.2 Warrants Not Transferable

The Warrant and all rights attached to it are not transferable.

DATED as of the date first above written in these Terms and Conditions.

FSONA SYSTEMS CORP.

Per: ______________________________
Authorized Signatory

FORM OF SUBSCRIPTION

TO: Fsona Systems Corp.
11120 Horseshoe Way, Suite 140
Richmond, British Columbia
Canada

The undersigned Holder of the within Warrants hereby subscribes for ____________ common shares (the "Shares") of Fsona Systems Corp. (the "Company") pursuant to the within Warrants at US$0.50 per Share on the terms specified in the said Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned represents that, at the time of the exercise of these Warrants, all of the representations and warranties contained in Section 6 of the Subscription Agreement between the Company and the undersigned pursuant to which these Warrants were issued are true and accurate.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES
______________________	______________________	______________
______________________	______________________	______________
	TOTAL:	______________

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this ________ day of __________________, ______.

In the presence of:

______________________________ ______________________________

Signature of Witness Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss) ____

Address ____

____

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever. If there is more than one subscriber, all must sign. In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company. If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

EXHIBIT B

NATIONAL INSTRUMENT 45-106 QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1. the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2. the Subscriber is **(tick one or more of the following boxes)**:

   (A) a director, executive officer, employee or control person of the Company or an affiliate of the Company ☐

   (B) a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company ☐

   (C) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company ☐

   (D) a close personal friend of a director, executive officer, founder or control person of the Company ☐

   (E) a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company ☐

   (F) an accredited investor ☒

   (G) a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F ☐

   (H) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F ☐

3. if the Subscriber has checked box B, C, D, E, G or H in Section 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

   ____

   (Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or

beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary).

4. if the Subscriber is resident in Ontario, the Subscriber is **(tick one or more of the following boxes only if the Subscriber is resident in Ontario):**

(A) a founder of the Company ☐

(B) an affiliate of a founder of the Company ☐

(C) a spouse, parent, brother, sister, grandparent or child of a director, executive officer or founder of the Company ☐

(D) a person that is a control person of the Company ☐

(E) an accredited investor ☐

5. if the Subscriber has checked box A, B, C or D in Section 4 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

____

(Instructions to Subscriber: fill in the name of each director, executive officer, founder, affiliate and control person which you have the above-mentioned relationship with.)

6. if the Subscriber has ticked box F in Section 2 or box E in Section 4 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐ (a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the *Bank Act* (Canada);

☐ (b) the Business Development Bank of Canada incorporated under the *Business Development Bank Act* (Canada);

☐ (c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐ (d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the *Securities Act* (Ontario) or the *Securities Act* (Newfoundland);

☐ (e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐ (f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

☐ (g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Québec;

☐ (h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

☐ (i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐ (j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

☐ (k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐ (l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

☐ (m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

☐ (n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

☐ (o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☒ (p) a trust company or trust corporation registered or authorized to carry on business under the *Trust and Loan Companies Act* (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐ (q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

☐ (r) a registered charity under the *Income Tax Act* (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐ (s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐ (t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors;

☐ (u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

☐ (v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 14TH day of NOVEMBER 2007, ________.

If an Individual:

____
Signature

____
Print or Type Name

If a Corporation, Partnership or Other Entity:

AFFAIRES FINANCIERES S.A.__________
Print or Type Name of Entity

____
Signature of Authorized Signatory

ASSIST. MANAGER MANAGER_____
Type of Entity